UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 28, 2006

MULTICELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-16354	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 George Washington Highway

Lincoln, Rhode Island 02865

(Address of principal executive offices, including zip code)

(401) 333-0610

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2006, Multicell Technologies, Inc. (the “Company”) entered into a letter agreement with Amarin Neuroscience Limited (“Amarin”) pursuant to which the parties agreed to extend the deadline for the Company to make a payment under Section 3.2(a) of that certain Worldwide Exclusive License Agreement dated December 31, 2005 between the Company and Amarin. The deadline for making the payment due to Amarin on May 31, 2006 pursuant to Section 3.2(a) was extended.

The Company has previously applied for and been granted confidential treatment of the amount of such payment due on May 31, 2006.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between Amarin and the Company dated June 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES, INC.

By:	/s/ Gerard A. Wills
Gerard A. Wills Senior Vice President, Finance and Chief Financial Officer

Date: July 5, 2006